SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                _________

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             Date of Report:
                            December 28, 2000

                    W.R. CARPENTER NORTH AMERICA, INC.
          (Exact name of registrant as specified in its charter)

  STATE OF DELAWARE        333-31187             54-1049647
  (State or other         (Commission            (IRS Employer
  jurisdiction of          File Number)          Identification No.)
  incorporation)

                            7433 North First Street,
                             Fresno, CA 93720
          (Address of principal executive offices and zip code)

                              (559) 353-3950
           (Registrant's telephone number, including area code)


Item 5.  Other Events.

Excess Proceeds Offer to Registered Holders of the Company's Senior Subordinated Notes.

On December 21, 2000, W.R. Carpenter North America, Inc. (the "Company") mailed to its noteholders ("Noteholders") an offer (the "Excess Proceeds Offer") to purchase up to $17,000,000 in principal amount of its 10 5/8% Senior Subordinated Notes due 2007 (the "Notes"). The amount of the offer corresponds to the aggregate amount of proceeds received by the Company from the sale by the Company of a five year unsecured promissory note from United Rentals (North America), Inc. ("United"). The Excess Proceeds Offer is being made pursuant to
Section 4.10 of the Indenture dated as of June 10, 1997 by and among the Company, the guarantors named therein and U.S. Trust Company, National Association (formerly U.S. Trust Company of California, N.A.). The note was one of two notes received by the Company as partial consideration in connection with the sale of Horizon High Reach, Inc. to United earlier this year. The other note in the principal amount of $13,000,000 (the "Pledged Note") will be pledged for the benefit of the Noteholders as described below. Unless extended by the Company, the Excess Proceeds Offer will expire on January 23, 2001. The Excess Proceeds Offer to Holders to Registered Holders of 10 5/8% Senior Subordinated Notes Due 2007 Issued by W.R.Carpenter North America, Inc. to Purchase up to $17,000,000 in Principal Amount of Such Notes is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Excess Proceeds Offer, the Company and the Trustee, with the consent of Noteholders who are not affiliates of the Company and who hold Notes representing a majority of the outstanding principal amount of the Notes, entered into an Amendment to Indenture, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Pledge of Promissory Note

Concurrently with the Excess Proceeds Offer, the Company has entered into a Note Pledge Agreement with the Trustee pursuant to which the Company will pledge the Pledged Note as security for the benefit of the Noteholders. The Note Pledge Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

10.1 Excess Proceeds Offer to Holders to Registered Holders of 10 5/8% Senior Subordinated Notes Due 2007 issued by W.R.Carpenter North America, Inc. to Purchase up to $17,000,000 in Principal Amount of Such Notes

10.2 Amendment to Indenture dated December 21,2000 by and between W.R. Carpenter North America, Inc. and U.S. Trust Company, National Association

10.3 Note Pledge Agreement dated December 21, 2000 by and between W.R. Carpenter North America, Inc. and U.S. Trust Company, National Association.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2000            W.R. CARPENTER NORTH AMERICA, INC.


                                    By /s/ Graham R.Croot
                                       Chief Financial Officer

EXHIBIT INDEX


 Exhibit No.                    Title
4

10.1 Excess Proceeds Offer to Holders to Registered Holders of 10 5/8% Senior Subordinated Notes Due 2007 Issued by W.R.Carpenter North America, Inc. to Purchase up to $17,000,000 in Principal Amount of Such Notes

10.2 Amendment to Indenture dated December 15, 2000 by and between W.R. Carpenter North America, Inc. and U.S. Trust Company, National Association

10.3 Note Pledge Agreement dated December 20, 2000 by and between W.R. Carpenter North America, Inc. and U.S. Trust Company, National Association.

                               EXHIBIT 10.1

              EXCESS PROCEEDS OFFER TO REGISTERED HOLDERS OF
                10 5/8% SENIOR SUBORDINATED NOTES DUE 2007
               ISSUED BY W.R. CARPENTER NORTH AMERICA, INC.
     TO PURCHASE UP TO $17,000,000 IN PRINCIPAL AMOUNT OF SUCH NOTES CUSIP NO. 144269AC1"

NOTE: If You Are A Nominee Or A Depository And Not A Beneficial Holder, Please Forward Copies Of This Notice Immediately To Your Clients Who Are Beneficial Holders.

PLEASE READ THIS ENTIRE NOTICE CAREFULLY. THERE ARE CHOICES YOU MUST MAKE BY JANUARY 23, 2001.

     o  This Excess Proceeds Offer to Registered Holders (sometimes
        "You" or "Holder(s)") (the "Offer") begins on December 21, 2000 (the "Effective Date") and expires on January 23, 2001 at 5:00 p.m. (New York City time) (the "Expiration Date"), unless extended as provided below.

     o Acceptance of this Offer may be cancelled and Notes previously surrendered may be withdrawn at any time on or prior to 5:00 p.m. (New York City time) on the Expiration Date.

     o Subject to the limits set forth below on the aggregate principal amount of Notes to be purchased and the principal amount of Notes that may be purchased from any Holder, if you accept the Offer in a timely manner by following the procedures described in this Offer, the Company will purchase your Note on January 26, 2000 (the "Purchase Date"), except as otherwise provided below and in the Indenture, as amended.

     o You must surrender your Note by 5:00 p.m. (New York City time) on the Expiration Date to be eligible to have your Note purchased by the Company.

     You have received this Offer because, according to our database records, you likely are a member of a class of holders of the captioned securities (each a "Note" and collectively, the "Notes") issued by W.R. Carpenter North America, Inc., a Delaware corporation (the "Company"). Terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as described below).
Acceptance of Tender

     For purposes of this Offer, the Company will be deemed to have accepted an Election when Notes are tendered and not properly withdrawn as, if and when the Company gives written notice to the Trustee of the Company's acceptance for payment of such Notes pursuant to this Offer, upon the terms and subject to the conditions of this Offer, payment for the Notes accepted pursuant to this Offer shall be made by wire transfer or draft as directed by You to the Company. Under no circumstances will interest on the Notes be paid after the Purchase Date regardless of any delay in making such payment.

     The Company sold a $20,000,000 promissory note it received in connection with the previous sale of a subsidiary for cash consideration of $17,000,000 (the "Available Asset Sale Proceeds"). Pursuant to Section 4.10 of the Indenture dated as of June 10, 1997, as amended (the "Indenture") among the Company, the guarantors named therein and U. S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), as the Trustee thereunder, you have the right to require the Company to purchase Notes in an amount up to the amount of Available Asset Sale Proceeds at a purchase price in cash equal to 100% of the principal amount of the Notes purchase plus accrued and unpaid interest to the Purchase Date. The principal amount of Notes that may be purchased from any Holder shall not exceed (i) the percentage of the aggregate principal amount of all outstanding Notes represented by the principal amount of Notes held by such Holder, multiplied by (ii) the amount of Available Asset Sale Proceeds (such limit, the "Individual Limit"). For example, if a Holder holds $10,500,000 in principal amount of Notes, and the aggregate principal amount of outstanding Notes is $105,000,000, the Holder's Individual Limit would equal $1,700,000. As of the Effective Date, there are $105,000,000 in aggregate principal amount of Notes outstanding.

Offer to Purchase Your Note

     Pursuant to Section 4.10 of the Indenture and upon the terms and conditions provided herein, the Company hereby offers to purchase up to $17,000,000 in aggregate principal amount of the Notes for a cash purchase price of 100% of the principal amount of the Notes purchased, plus accrued and unpaid interest from December 15, 2000 to the date of payment of such cash purchase price. As to any Holder, the offer is subject to such Holder's Individual Limit.



Background

On December 19, 2000, the Company sold to United Rentals (North America), Inc. ("United") for cash, at a price of $17,000,000, a promissory note (the "United Note") dated September 28, 2000, issued by United to the Company in the original principal amount of $20,000,000. The United Note had been issued by United as partial consideration for United's purchase of all the outstanding stock of the Company's former wholly-owned subsidiary, Horizon High Reach, Inc. At the time of the sale of the United Note, the outstanding principal amount thereunder was $20,000,000. As required by the Indenture, prior to the sale of the United Note the Company's Board of Directors had determined that the sale price was at least equal to the fair market value of the United Note. The Company had engaged an independent placement agent to market the United Note.

The proceeds from the sale of the United Note constitute "Asset Sale Proceeds" as defined in the Indenture. Because the Asset Sale Proceeds exceed $5,000,000 and the Company has not applied, and will not apply, such proceeds to the prepayment of debt under a credit facility and the Company has not elected to apply such proceeds to purchase assets, the proceeds are deemed to be "Available Asset Sale Proceeds" under the Indenture. Pursuant to the Indenture, holders of the Notes have the right to require the Company to apply the Available Assets Sale Proceeds to repurchase the Notes. The Indenture requires the Company to offer to repurchase Notes with the Available Asset Sale Proceeds at a purchase price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of payment. As to any Holder, the Offer is subject to such Holder's Individual Limit.

Offer Period; Purchase Price; Interest Termination

This Offer will remain open for a period of twenty (20) business days following the Effective Date, and will expire at 5:00 p.m. (New York City time) on the Expiration Date but, under certain circumstances described below, such period may be shortened. The purchase price is equal to 100% of the principal amount of Notes purchased, plus accrued and unpaid interest to the date of payment. Any Note accepted for purchase pursuant to this Offer will cease to accrue interest on and after the date of payment.
Continuation of Interest Accrual

Any Note not validly tendered or accepted for purchase and payment or properly withdrawn pursuant to this Offer will continue to accrue interest at the rate set forth in the Note.

Procedure For Tendering Notes

Holders electing to have a Note purchased pursuant to this Offer are required to tender their Note and complete and deliver (in person or facsimile thereof with original to follow) to the Company or the Trustee the attached form entitled "Option of Holder to Elect Purchase" (the "Election"). The Note must be validly tendered, and the Holder's signature must be guaranteed (or, in the case of a book-entry transfer, an Agent's Message (as defined below) in lieu of the Election) and delivered on or before 5:00 p.m. (New York City time) on the Expiration Date to the Trustee at the following addresses:



                                 BY HAND
                 U.S. Trust Company, National Association
               c/o United States Trust Company of New York
                         30 Broad Street, B Level
                          Corporate Trust Window
                        New York, NY 10004 - 2304

                                 BY MAIL
                 U.S. Trust Company, National Association
               c/o United States Trust Company of New York
                               P.O. Box 84
                          Bowling Green Station
                        New York, NY 10274 - 0084
                       Attn: Muni Bond Redemptions

                           BY OVERNIGHT COURIER
                 U.S. Trust Company, National Association
               c/o United States Trust Company of New York
                       30 Broad Street, 14th Floor
                        New York, NY 10004 - 2304
                     Attn: Corporate Trust Operations


                           Information Phone Number:  1-800-548-6565
                           Facsimile Number:                1-646-458-8111


If You tender the entire principal amount of your Note, the amount of the Note that will be purchased will equal your Individual Limit. If You are tendering only a portion of the Note for purchase, the principal amount of the Note that You are tendering must be indicated on the Election. If no such amount is clearly indicated, You will be deemed to have tendered the entire principal amount of the Note. If You tender only a portion of the Note, the amount of the Note that will be purchased will be the lesser of the principal amount of the Note tendered as indicated on the Election or your Individual Limit. No alternative, conditional or contingent transfers will be accepted.

Notes held in book entry form must be transferred pursuant to the procedures for book-entry transfer described herein and a confirmation of such book-entry transfer, including an Agent's Message (as described below), must be received by the Trustee (including an Agent's Message if You are not delivering an Election), in either case on or before 5:00 p.m. (New York City time) on the Expiration Date. If You do not deliver the documents described above on or before such time on the Expiration Date, You will not be eligible to have your Notes purchased by the Company.

THE METHOD OF DELIVERY OF NOTES AND ELECTION, ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC (AS DESCRIBED BELOW) AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP (AS DESCRIBED BELOW), ARE AT THE ELECTION AND RISK OF THE HOLDER TENDERING NOTES AND DELIVERING THE ELECTIONS, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRUSTEE OR TIMELY CONFIRMATION OF A BOOK ENTRY TRANSFER OF SUCH NOTES INTO THE TRUSTEE'S ACCOUNT IS RECEIVED BY THE TRUSTEE. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Trustee on or prior to such date.



Withdrawal Right

You are entitled to withdraw your acceptance of the Offer before the Expiration Date if the Trustee receives, not later than 5:00 p.m. (New York City time) on the Expiration Date, a written notice by facsimile transmission or letter setting forth your name, the principal amount of the Note you delivered or caused to be delivered for purchase, and a statement that you are withdrawing your election to have Your Note purchased.



Early Payment Option and Waiver of Withdrawal Right

Holders may elect to be paid before the Purchase Date in consideration for their timely delivery of an irrevocable waiver of their right to withdraw their tender. Attached is a form entitled "Early Payment Election and Waiver" (the "Waiver"). By signing and returning the Waiver properly completed and duly executed, You may elect to have the Company effect, and the Company will effect, the purchase of the Notes tendered by You (subject to all terms and conditions of the Offer, including the limit specified therein on the aggregate principal amount of Notes to be purchased and the Individual Limit) as soon as practicable after the date the Trustee timely receives Your signed Waiver, rather than after the Expiration Date.

Partial Purchase

Holders whose Notes are purchased will be issued new Notes equal in principal amount to the unpurchased portion of the Notes held by such Holders before the purchase.
Modification of Offer

Subject to applicable securities laws, the terms of the Indenture, as amended and the terms set forth in this Offer, the Company reserves the right to
(i) waive any and all unsatisfied conditions to the Offer, (ii) extend the Expiration Date, or (iii) otherwise amend this Offer in any respect.

Eligibility for Offer

Only (i) those persons in whose name Notes are registered in the registry maintained by the Trustee under the Indenture or (ii) persons, such as brokers, dealers, commercial banks, trust companies and other nominees, who are participants in the Depository Trust Company (the "DTC" and, each participant, a "DTC Participant") (or a substitute book-entry transfer facility) and whose names appear on a security listing as owners of the Notes, will be eligible to tender Notes. Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes should contact promptly such registered Holder.

DTC Participants

This Offer may be eligible for the DTC Automated Tender Offer Program ("ATOP"). DTC Participants may electronically transmit their acceptance of the Offer by causing DTC to transfer Notes to the Trustee in accordance with DTC's ATOP procedures for transfer or such other procedures utilized from time to time by DTC. DTC will then send an Agent's Message to the Trustee for its acceptance. The Trustee will establish an account with respect to the Notes at DTC for purposes of the Offer, and any financial institution that is a participant in DTC's system may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Trustee's account at DTC in accordance with DTC's procedure for such transfer. Although tenders of Notes may be effected through book-entry transfer at DTC, a properly completed and duly executed Election (or a manually signed facsimile thereof) with any required signature guarantees or an Agent's Message in connection with a book-entry transfer, must, in any case, be transmitted to and received by the Trustee at the address set forth above on or prior to the Expiration Date or the Holder must comply with the guaranteed delivery procedures described herein. Provided that the Trustee receives a timely Election completed as required herein, Notes shall be deemed delivered if the DTC Participant complies with the foregoing. The term "Agent's Message" means a message, transmitted by electronic means to, and received by, the Trustee and forming a part of a Book-Entry Confirmation that states that DTC has received an express acknowledgment from the participant in DTC tendering the Notes that are the subject of such book-entry confirmation, that such Participant has received and agrees to be bound by the terms of the Election and that the Company may enforce such agreement against such Participant.

Fees and Costs of Trustee

The Company will pay all fees and costs of the Trustee (including the reasonable fees and costs of the Trustee's Counsel) in connection with the Offer.

Additional Information

     BOOK-ENTRY TRANSFER. The Trustee will establish accounts with respect to the Notes at DTC for purposes of the Offer within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in DTC's system may make a book-entry delivery of Notes by causing DTC to transfer such Notes into the Trustee's account in accordance with DTC's procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer at DTC, either the Election (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in lieu of the Election, and any other required documents, must, in any case, be received by the Trustee at one of its addresses set forth on the back cover of this Offer to Purchase prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedure described below. Delivery of documents to DTC does not constitute delivery to the depositary.

SIGNATURE  GUARANTEES.   Signatures  on  all[GRAPHIC  OMITTED][GRAPHIC  OMITTED]
Elections must be guaranteed by a firm which is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program or is otherwise an "Eligible Guarantor Institution" (as such term is defined in Rule 17Ad-5 under the Exchange Act) (each, an "Eligible Institution"), except in cases where Notes are tendered for the account of an Eligible Institution. If a Certificate is registered in the name of a person other than the signatory of the Election (or a facsimile thereof),or if payment is to be made, or a Note not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s),then the Note must be endorsed or accompanied by appropriate powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed by an Eligible Institution. If the Election or stock powers are signed or any certificate is endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

GUARANTEED DELIVERY. If a Holder desires to tender Notes pursuant to the Offer and such Holder cannot deliver all required documents to the Trustee prior to the Expiration Date, or such Holder cannot complete the procedure for delivery by book-entry transfer on a timely basis, such Notes may nevertheless be tendered, provided that all the following conditions are satisfied:
     (i) such tender is made by or through an Eligible Institution;

     (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, is received prior to the Expiration Date by the Trustee as provided below; and

     (iii) the Notes (or a Book-Entry Confirmation) evidencing all tendered Notes, in proper form for transfer, in each case together with the Election (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message), and any other documents required by the Election are received by the Trustee within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange and the Nasdaq National Market System are open for business.


The Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Trustee and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by the Company.

     In all cases, payment for Notes tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Trustee of (i)the documentation evidencing such Notes, or a Book-Entry Confirmation of the delivery of such Notes, (ii) the Election (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case a book-entry transfer, an Agent's Message), and (iii) any other documents required by the Election.

UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON THE PURCHASE PRICE TO BE PAID BY THE COMPANY FOR THE TENDERED NOTES, REGARDLESS OF ANY EXTENSION OF THE OFFER OR ANY DELAY IN MAKING SUCH PAYMENT.

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING NOTEHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE TRUSTEE. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     DETERMINATION OF VALIDITY. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes will be determined by the Trustee in its sole discretion, which determination shall be final and binding on all parties. The Trustee reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. The Trustee also reserves the absolute right to waive any condition of the Offer or any defect or irregularity in the tender of any particular Notes or any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders, and the Trustee's interpretation of the terms and conditions of the Offer will be final and binding on all persons. No tender of Notes will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of the Trustee. None of the Company or the Trustee or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

     The acceptance for payment by the Company of Notes pursuant to any of the procedures described above will constitute a binding agreemen[GRAPHIC OMITTED][GRAPHIC OMITTED]t between the tendering Holder and the Company upon the terms and subject to the conditions of the Offer.


Miscellaneous

This Offer does not constitute an offer or a solicitation to any person to whom it would be unlawful in any state or other jurisdiction to make this Offer, and the Offer is not made to, and tenders will not be accepted from, Holders in states or other jurisdictions in which the Offer or acceptance thereof would constitute a violation of the securities or Blue Sky Laws of such jurisdiction. No person has been authorized to give any information or make any representations or make any recommendation on behalf of the Company as to whether a Holder should tender Notes pursuant to the Offer. If made or given, such information or recommendation must not be relied upon.

Although it has no obligation to do so, the Company reserves the right in the future to seek to acquire Notes not tendered in the Offer, by means of open market purchases, privately negotiated acquisitions, subsequent exchange or tender offers, redemptions or otherwise, at prices or on terms which may be higher or lower or more or less favorable than those in the Offer.
Available Information

The  Company is  subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other documents and information with the Securities and Exchange Commission (the "Commission"). Such reports and other documents and information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington,
D.C. 20549. The Commission also maintains a Web Site located at http://www.sec.gov that contains reports and the aforementioned statements and other information regarding registrants that have filed electronically with the Commission, including the Company.

Dated: December 21, 2000

W.R. CARPENTER NORTH AMERICA, INC.

OPTION OF HOLDER TO ELECT PURCHASE



     If you want to tender all of the 10 5/8% Senior Subordinated Note due 2007 (the "Note") issued by W.R. Carpenter North America, Inc. (the "Company") purchased by the Company pursuant to the offer (the "Offer") set forth in the letter dated December 21, 2000 from the Company to the holders of the Notes, check the box below:

                           The undersigned tenders all Notes held by it.


     If you want to tender only part of the Note for purchase by the Company pursuant to the Offer, state the amount you are tendering:



$_______________


     The undersigned agrees that the tender of its Notes is subject to all terms and conditions set forth in the Offer, including the limit on the principal amount of Notes that may be purchased and the Individual Limit (as defined in the Offer) applicable to the undersigned. If the undersigned tenders the entire principal amount of its Notes, the amount of the Note that will be purchased will equal the Individual Limit. The undersigned acknowledges that, if it tenders only a portion of the Notes held by it, the amount of Notes that will be purchased will be the lesser of the principal amount of the Notes tendered or the Individual Limit.


$ _________________________
    (multiple of $1,000)


Date:


                                     Signature:

                                     Name:_________________________


                                     Title:__________________________


(Note: The signature(s) to this Election must correspond with the name(s) as written on the face of the Note in every particular, without alteration or enlargement or any change whatsoever.)




Signature Guaranteed

EARLY PAYMENT ELECTION AND WAIVER

     The undersigned holder of 10 5/8% Senior Subordinated Notes ("Notes") due 2007 of W.R. Carpenter North America, Inc. (the "Company") hereby acknowledges receipt of an offer letter from the Company dated December 21, 2000, containing an offer (the "Offer") by the Company to purchase Notes pursuant to Section 4.10 of the Indenture dated as of June 10, 1997, as amended (the "Indenture") among the Company, the guarantors named therein and US Trust Company of California, N.A., as Trustee (the "Trustee"). The undersigned holder has accepted the Offer by tendering its Notes to the Trustee and completing and signing the form entitled "Option of Holder to Elect Purchase" (the "Election").

     By its terms the Offer is open until January 23, 2001 (the "Expiration Date"). Although, pursuant to Section 4.10 of the Indenture, the undersigned would otherwise be entitled to withdraw tender of the Notes and its election to purchase on or before 5:00 p.m. New York City time on the Expiration Date, the undersigned hereby elects to have the Company effect the purchase of the Notes tendered by the undersigned (subject to all terms and conditions of the Offer, including the limit specified therein on the aggregate principal amount of Notes to be purchased and the Individual Limit (as defined in the Offer)) as soon as practicable after the date hereof, rather than after the Expiration Date. The undersigned agrees that, notwithstanding the provisions of the Indenture, effective upon the receipt by the undersigned of the purchase price for the Notes purchased from it, the undersigned shall have no right to withdraw its tender of the Notes or its election to have its Notes purchased. The foregoing waiver is irrevocable. The undersigned acknowledges that its receipt of such proceeds earlier than required pursuant to the Indenture is full and adequate consideration for the waiver contained herein.

                                ____________________________________
                                Signature of Holder

                                By: ________________________________

                                Printed Name: ______________________

                                Title:__________________________

(Note: The signature(s) to this Election must correspond with the name(s) as written on the face of the Note in every particular, without alteration or enlargement or any change whatsoever.)

________________________
Signature Guaranteed

                               EXHIBIT 10.2

                          AMENDMENT TO INDENTURE


     THIS AMENDMENT TO INDENTURE (the "Amendment") is dated as of December 15, 2000 and is entered into by and among W.R. Carpenter North America, Inc., a Delaware corporation (the "Company"), UpRight Inc., a California corporation ("UpRight"), UpRight Foreign Sales Corporation, a United States Virgin Islands corporation ("Foreign") and U.S. Trust Company, National Association, a national banking association (the "Trustee"). UpRight and Foreign are collectively referred to herein as the "Guarantor." Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.


     WHEREAS, Section 9.02 of the Indenture permits the Company, the Guarantors and the Trustee to modify the Indenture with the written consent of the Holders of not less than a majority in aggregate principal amount of theoutstanding Notes ("Required Holders"); and


     WHEREAS, the Company, the Guarantors and the Trustee desire to amend the Indenture as set forth herein and the Required Holders have consented in writing to such amendment.


     NOW THEREFORE, the Indenture is hereby amended as follows:

     Section 4.10 of the Indenture is amended to read in its entirety as follows:

     Section 4.10. Limitation on Certain Asset Sales.

     The  Company  will  not,  and  will  not  permit  any  of  its   Restricted
Subsidiaries to, consummate an Asset Sale unless (i) the Company or its Restricted Subsidiaries, as the case may be, receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Company's board of directors, and evidenced by a board resolution); (ii) not less than 85% of the consideration received by the Company or its Subsidiaries, as the case may be, is in the form of cash or Temporary Cash Investments; and (iii) the Asset Sale Proceeds received by the Company or such Restricted Subsidiary are applied (a) first, to the extent the Company elects, or is required, to prepay, repay or purchase debt of the Company or any Restricted Subsidiary under a Credit Facility within 180 days following the receipt of the Asset Sale Proceeds from any Asset Sale, provided that any such repayment shall result in a permanent reduction of the commitments thereunder in an amount equal to the principal amount so repaid; (b) second, to the extent of the balance of Asset Sale Proceeds after application as described above, to the extent the Company elects, to an investment in assets (including Capital Stock or other securities purchased in connection with the acquisition of Capital Stock or property of another person) used or useful in businesses similar or ancillary to the business of the Company or Restricted Subsidiary as conducted at the time of such Asset Sale, provided that such investment occurs or the Company or a Restricted Subsidiary enters into contractual commitments to make such investment, subject only to customary conditions (other than the obtaining of financing), on or prior to the 181st day following receipt of such Asset Sale Proceeds (the "Reinvestment Date") and Asset Sale Proceeds contractually committed are so applied within 270 days following the receipt of such Asset Sale Proceeds; and (c) third, if on the Reinvestment Date with respect to any Asset Sale or if, prior to the Reinvestment Date, the Company elects not to, and is not required to, apply such Asset Sale Proceeds as set forth in clauses (a) and (b) of this paragraph, and the Available Asset Sale Proceeds exceed $5 million, the Company shall apply an amount equal to such Available Asset Sale Proceeds to an offer to repurchase the Notes, at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (an "Excess Proceeds Offer"). If an Excess Proceeds Offer is not fully subscribed, the Company may retain the portion of the Available Asset Sale Proceeds not required to repurchase Notes.

     If the Company is required to make an Excess Proceeds Offer, the Company shall mail, no later than 30 days following the Reinvestment Date, a notice to the Holders stating, among other things: (1) that such Holders have the right to require the Company to apply the Available Asset Sale Proceeds to repurchase such Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase;
(2) the purchase date (the "Purchase Date"), which shall be no earlier than 30 days (and, in any event, no earlier than five days after the Expiration Date (as defined below)) and not later than 60 days from the date such notice is mailed; (3) the instructions, determined by the Company, that each Holder must follow in order to have such Notes repurchased; and (4) the calculations used in determining the amount of Available Asset Sale Proceeds to be applied to the repurchase of such Notes. The Excess Proceeds Offer shall remain open for a period of 20 Business Days following its commencement (the "Offer Period"). The last Business Day of the Offer Period is referred to herein as the "Expiration Date." The notice, which shall govern the terms of the Excess Proceeds Offer, shall state:


     (1) that the Exceeds Proceeds Offer is being made pursuant to this
         Section 4.10;

     (2) the purchase price and the Expiration Date;

     (3) that any Note not tendered or accepted for payment will continue to accrue interest;


     (4) that any Note accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest on and after the Purchase Date and the deposit of the purchase price with the Trustee;

     (5) that Holders electing to have a Note purchased pursuant to the Excess Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note (or a separate form containing substantially similar language) completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to the close of business on the Expiration Date;


     (6) that Holders will be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the close of business on the Expiration Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased;

     (7) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Available Asset Sale Proceeds, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

     (8) that Holders whose Notes were purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.


     At the Company's election, the Company may send the notice of the Excess Proceeds Offer instead of having it sent by the Trustee. The notice may be sent via facsimile, provided that such notice is also sent in the manner set forth in
Section 12.03. The Excess Proceeds Offer may be accepted via facsimile, provided that the Holder who so accepts also tenders the Notes.

     On or before the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, Notes or portions thereof tendered pursuant to the Excess Proceeds Offer, deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price plus accrued interest, if any, on the Notes to be purchased and deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this
Section 4.10. The Paying Agent shall promptly (but in any case not later than 5 days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Note tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, the Guarantors shall endorsee the guarantee thereon and the Trustee shall authenticate and mail or make available for delivery such new Note to such Holder equal in principal amount to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Excess Proceeds Offer on the Purchase Date by sending a press release to the Dow Jones News Service or similar business news service in the United States. If an Excess Proceeds Offer is not fully subscribed, the Company may retain that portion of the Available Asset Sale Proceeds not required to repurchase Notes.


     Notwithstanding any other provision of this Indenture, the Company may, at its election, include in the notice for the Excess Proceeds Offer a provision allowing any holder who accepts the Excess Proceeds Offer to elect to be paid the purchase price for such Holder's Notes earlier than set forth above, in consideration for a written waiver of such Holders' right to withdraw its acceptance of the Excess Proceeds Offer on or before the Expiration Date. Any Holder who makes such election shall be deemed to have waived its right to withdraw its acceptance of the Excess Proceeds Offer, effective as of the date it receives payment for its Notes being purchased. If the aggregate principal amount of Notes surrendered by Holders exceeds the Available Asset Sale Proceeds, the allocation procedures set forth in this Section 4.10 shall continue to apply.

     Notwithstanding any other provision of this Indenture, the Company may act as its own disbursing agent with respect to payment of the purchase pricefor Notes tendered pursuant to an Excess Proceeds Offer. In such event, all references in this Section 4.10 to the "Paying Agent" shall be deemed to refer to the Company, acting as disbursing agent.


                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


W.R. Carpenter North America, Inc.    U.S. Trust Company, National Association,
                                      a national banking association

By: /s/ Graham R. Croot               By:  /s/ Sandee Parks
Title: Chief Financial Officer        Title: Vice President



UpRight, Inc.                         UpRight Foreign Sales Corporation

By:  /s/ Ian Menzies                   By:  Ian Menzies
Title: President                      Title: President

                               EXHIBIT 10.3

                          NOTE PLEDGE AGREEMENT

     THIS AGREEMENT, dated as of the 20th day of December, 2000, made by W.R. CARPENTER NORTH AMERICA, INC., a Delaware corporation, having its principal place of business and chief executive office at 7433 N. First Street, Suite 103, Fresno, California 93720 (the "Company"), for the benefit of U.S. Trust Company, National Association, as trustee (the "Trustee") under the Indenture dated as of June 10, 1997 (the "Indenture"), and each holder from time to time of any of the Secured Obligations (as hereinafter defined) (the Trustee and such holders are hereinafter referred to collectively as the "Secured Parties" and each, individually, as a "Secured Party").
                                             W I T N E S S E T H :

     WHEREAS, pursuant to the Indenture (capitalized terms used herein without definition having the respective meanings ascribed to them in the Indenture, unless the context clearly requires otherwise), the Company issued and sold $105,000,000 aggregate principal amount of the Company's 10 5/8% Senior Subordinated Notes due 2007 (such notes, as amended from time to time, and together with any notes issued in exchange or replacement thereof, the "Secured Notes");

     WHEREAS, the Company has solicited the consent of the Secured Parties to a waiver of certain requirements of Section 4.10 of the Indenture with respect to the proceeds of the sale of all of the outstanding shares of common stock of Horizon High Reach, Inc., a Delaware corporation and a subsidiary of the Company (the "Subsidiary"), to United Rentals (North America), Inc. (the "Buyer") pursuant to a Stock Purchase Agreement dated September 28, 2000 among the Company, the Buyer and the Subsidiary (as amended, the "Stock Purchase Agreement");

     WHEREAS, pursuant to the Stock Purchase Agreement, as partial consideration for the sale of the common stock of the Subsidiary by the Company, the Buyer issued to the Company two promissory notes of the Buyer, each in the respective initial aggregate principal amounts of $20,000,000 and $20,000,001 as more fully described below;

     WHEREAS, in order to consummate the sale of the common stock of the Subsidiary, the Company obtained the consent of the holders of a majority in aggregate principal amount of the Secured Notes (the "Majority Noteholders"), which for purposes of such consent excluded Secured Notes owned by the Company's Affiliates, and the Company desires to execute and deliver this Agreement and grant the pledge and liens hereinafter described to secure the Secured Notes on the terms set forth herein.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:


1. Security Interest.

     (a) As security for the Secured Obligations described in section2 hereof, the Company hereby pledges and grants and assigns as collateral to the Trustee on behalf of the Secured Parties, and creates for the benefit of the Secured Parties a security interest in and lien on, the senior unsecured promissory note of the Buyer, in the principal amount of $13,000,000 dated September 29, 2000 payable to the order of the Company (such note, as amended from time to time, and any notes issued in exchange or replacement thereof, the "Pledged Note"), together with any and all proceeds from the Pledged Note (the "Collateral"). The Pledged Note was issued as a replacement for the promissory note of the Buyer, in the original principal amount of $20,000,001, dated September 28, 2000, payable to the order of the Company (the "Original Note"). The principal amount of the Original Note was reduced in the Pledged Note pursuant to item (b) of the "Setoff" paragraph of the Original Note.

     (b) The principal  amount of  $13,000,000 of the Pledged Note is subject to
(i) adjustment as set forth in such Pledged Note and the Stock Purchase Agreement, and (ii) set off by the Buyer of any amount to which it may be entitled under Section 6 of the Stock Purchase Agreement or under any agreement executed by the Buyer and the Company pursuant to which the Company will purchase equipment from the Buyer (collectively, the "Buyer's Adjustment and Set Off Rights").


     (c) The Company has on or prior to this day delivered to the Trustee, on behalf of the Secured Parties, the original executed Pledged Note (together with bond powers executed in blank).



2. Secured Obligations. The pledge, security interest and liens hereby granted shall secure equally and ratably, except as expressly provided in this Agreement, the due and punctual payment and performance of the following liabilities and obligations (collectively, the "Secured Obligations"):

     (a) principal of and premium, if any, and interest on and fees and other amounts payable with respect to the Secured Notes and all guarantees thereof; and
     (b) any and all other indebtedness and obligations of the Company under the Indenture or this Agreement.

3. Warranties and Covenants of the Company. The Company hereby represents and warrants to and covenants and agrees with the Secured Parties that:

     (a) The Company is the owner of and has good and marketable title to the Collateral free and clear from any claims, encumbrances, restrictions, equities, and liens (including any restrictions on transfer of the Pledged Note), other than (i) the liens arising hereunder, (ii) restrictions on transfer of the Pledged Note imposed by applicable securities laws and pursuant to the provisions of the Pledged Note as originally issued (other than the restrictions waived by the Buyer pursuant to a waiver, a copy of which is attached hereto) and (iii) the Buyer's Adjustment and Set Off Rights (the matters set forth in the preceding clauses (i), (ii) and (iii) being referred to collectively and individually as the "Permitted Restrictions"), and the Company will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein (other than the Permitted Restrictions).

     (b) The address shown at the beginning of this Agreement is the chief executive office and principal place of business of the Company. The Company will not change its chief executive office or principal place of business, or make any change in its legal name or conduct business operations under any fictitious business or trade name (other than any names specified on Exhibit 3(b) attached hereto), without, in each such case (i) giving at least 30 days' prior written notice thereof to the Trustee and the Majority Noteholders and (ii) executing, delivering, filing and recording all necessary financing statements (or amendments thereto) or other instruments and documents in order to maintain the validity, enforceability, priority and perfection of the liens arising hereunder.

     (c) Except in each case with the prior written consent of the Trustee and the Majority Noteholders, the Company will not sell or otherwise dispose of any of the Collateral or any interest therein and the Company will not create, assume, incur or suffer to exist any lien of any kind (whether senior, pari passu or subordinate) on the Collateral (including any restrictions on transfer of any Pledged Note), other than those arising hereunder and the Permitted Restrictions; provided that the Company and the Buyer may modify, amend, supplement, replace, and restate the Pledged Note pursuant to the Buyer's Adjustment and Set Off Rights. Provided the Trustee shall receive written authorization and direction from the Company with respect thereto, the Trustee agrees to deliver the Pledged Note (or any replacement thereof) and to accept therefor a replacement promissory note with a reduced principal amount upon any request by Buyer relating to Buyer's Adjustment and Set Off Rights, including without limitation any adjustment made by Buyer pursuant to the terms of the Pledged Note, the Stock Purchase Agreement, or under common law. In no event will the Trustee have any duty to examine such replacement promissory note or determine whether such replacement promissory note is in the correct amount as required under the Stock Purchase Agreement; provided however, that the Trustee may ask for any document, opinion or instrument it may require for the release of such instrument but no such request shall create any duty on the part of the Trustee thereby.

     (d) The Company hereby constitutes and appoints the Trustee on behalf of the Secured Parties its true and lawful attorney, irrevocably, with full authority and power, upon the occurrence of any Event of Default (as defined in section 4 below), in the name of and instead of the Company or otherwise, from time to time at the expense of the Company and without notice to or demand upon the Company, in the Trustee's discretion, to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to the Company in respect of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Trustee or, subject to the satisfaction of all applicable requirements of the Indenture, the Majority Noteholders, may deem to be necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of any Event of Default (as defined in section 4 below), the Trustee on behalf of the Secured Parties shall have full power: (i) to demand, collect, receive payment of, receipt for, settle, compromise or adjust, and give discharges and releases in respect of any of the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect and/or to enforce any other rights in respect of any of the Collateral; (iii) to defend any suit, action or proceeding brought against the Company with respect to any of the Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described in clause
     (ii) or (iii) above, and, in connection therewith, to give such discharges or releases as the Trustee on behalf of the Secured Parties may deem appropriate; and (v) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with the Collateral, in each case as fully and completely as though the Trustee on behalf of the Secured Parties were the absolute owners of the Collateral for all purposes; provided that, whether or not an Event of Default (as defined in section 4 below) occurs, neither Trustee nor any other Secured Party shall have any right to participate in the adjustments to the Pledged Note pursuant to the Buyer's Adjustment and Set Off Rights. The Company agrees to reimburse the Trustee on demand for any payments made or expenses incurred by the Trustee pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Obligations for all purposes hereof.

     (e) The powers conferred on the Trustee and the other Secured Parties by this Agreement are solely to protect the interests of the Trustee and the other Secured Parties and shall not impose any duty whatsoever upon the Trustee or any of the other Secured Parties to exercise any such power, and if the Trustee or any of the other Secured Parties shall exercise any such power, such exercise by the Trustee or such other Secured Party shall not relieve the Company of any Default or Event of Default, and the Trustee or such other Secured Party shall be accountable only for amounts actually received as a result thereof. None of the Trustee or the other Secured Parties shall be under any obligation to take steps necessary to preserve the rights in or value of or to collect any sums due in respect of any Collateral against any other Person but may do so at their option. Without limiting the generality of the foregoing, the Trustee and the other Secured Parties shall have no duty or liability whatsoever with respect to any claim or claims regarding the Company's ownership or purported ownership, or rights or purported rights arising from, the Pledged Note (or any portion thereof), whether arising out of any past, current or future event, circumstance, act or omission or otherwise. Nothing in this Agreement shall be construed as requiring or obligating the Trustee to make any demand or to make any inquiry as to the nature and sufficiency of any payment received by it or to present or file any claim or notice, or to take any other action with respect to any of the Collateral or the amounts due or to become due under any thereof, or to collect or enforce the payment of any amounts assigned to it or to which it may otherwise be entitled hereunder at any time or times. All of such duties and liabilities shall be exclusively the obligation of the Company. All expenses incurred in connection with the protection or preservation of any of the Collateral shall be borne by the Company. Subject to any provisions of this Agreement, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if such Collateral is accorded the same treatment as the Trustee accords its own property. The designation of U.S. Trust Company, National Association, as a trustee hereunder shall in no way create any fiduciary or other relationship of trust between U.S. Trust Company, National Association, and the Secured Parties or the Company arising hereunder, except as may be created by or provided in the Indenture. (f) The Company shall defend, indemnify and hold harmless the Trustee and each other Secured Party from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements (including reasonable attorneys' fees and costs) of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee or such other Secured Party in connection with or in any way arising out of or relating to the Collateral or this Agreement, other than those which result from a breach of this Agreement by the Trustee or such other Secured Party or its gross negligence or willful misconduct.

     (g) The Company confirms that value has been given to it by the Trustee and the other Secured Parties, that it has rights in the Collateral and that it has not agreed with the Trustee or any of the other Secured Parties to postpone the time for attachment of any of the pledges or liens granted hereunder to any of the Collateral. The pledge and liens created by this Agreement will have effect and be deemed to be effective whether or not the Secured Obligations are owing or in existence before or after or upon the date of this Agreement.
     (h) All payments and distributions on or with respect to the Collateral, including, without limitation, payments of principal and interest on the Pledged Note and any proceeds of any sale by the Company (which sale shall in any event require the prior written consent of the Trustee and the Majority Noteholders as provided in Section 3(c)) or by the Trustee or otherwise shall be paid to and in accordance with the instructions of the Trustee, on behalf of the Secured Parties (together with all necessary endorsements) at the time such payment or distribution is made, provided, however, that payments of interest on the Pledged Note made when no Event of Default has occurred and is continuing may be paid to and retained by the Company, instead of the Trustee. The Company has notified the Buyer in writing that all such payments and distributions (excluding only interest payments made when no Event of Default has occurred and is continuing) made by the Buyer are to be paid by the Buyer directly to the Trustee. All payments and distributions on or with respect to the Collateral, including, without limitation, payments of principal and interest on the Pledged Note (excluding only interest payments made when no Event of Default has occurred and is continuing) and any proceeds of any sale by the Company or by the Trustee or otherwise shall be applied promptly by the Trustee following receipt of each such payment or distribution or proceeds in accordance with Section 4.10(c) of the Indenture.

     (i) The Company shall pay to the Trustee upon demand all fees and out-of-pocket costs and expenses (including attorneys' fees) incurred by the Trustee in connection with this Agreement and the Trustee's exercise of its rights, remedies and powers hereunder.


4. Events of Default. The Company shall be in default under this Agreement if any one or more of the following events (each an "Event of Default") shall occur and continue (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (a) if default shall be made in the performance or observance of any covenant, agreement or condition contained in sections 3(a), 3(b), 3(c), 3(d) or 3(h) of this Agreement;

     (b) if default shall be made in the performance or observance of any other of the representations, warranties, covenants, agreements or conditions contained in this Agreement and such default shall have continued for a period of 30 days after the earlier of (i) the Company's obtaining actual knowledge of such default or (ii) the Company's receipt of written notice of such default; or

     (c) if any other Event of Default as defined in the Indenture shall occur.

5. Rights and Remedies. Upon the occurrence of any Event of Default, the Trustee, on behalf of the Secured Parties, shall have the following rights and remedies:

     (a) all rights and remedies provided by law or in equity, including, without limitation, those provided by the Uniform Commercial Code;
     (b) all rights and remedies provided in this Agreement; and

     (c) all rights and remedies provided in the Indenture or in any other agreement, document or instrument pertaining to any of the Secured Obligations; provided that the exercise of any right or remedy relating to the Collateral shall be subject to the provisions of
          Article VI of the Indenture.

6. Right to Dispose of Pledged Note.

     (a) Without limiting the scope of section 5 hereof, upon the occurrence and during the continuance of any Event of Default, the Trustee on behalf of the Secured Parties shall have the right and power to sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral (provided that no such sale shall be deemed to alter or eliminate any of the Permitted Restrictions against any holder of the Pledged Note) for cash and/or credit, in one or more sales, at any exchange or broker's board, or at public or private sale and upon such terms and at such place or places and at such time or times and to such Persons (including, without limitation, the Secured Parties (or any of them)), to the extent permitted by law, as the Trustee deems expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as may be required by this Agreement or by law. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustee will give the Company at least ten (10) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and reasonable attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or disposition shall be applied in accordance with Section 3(i). In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to repurchase and pay all of the Secured Obligations in full, the Company will be liable for the deficiency, and the cost and expenses of collection of such deficiency, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     (b) The Company recognizes that the Trustee may be unable to effect a public sale of all or a part of the Pledged Note by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or any other applicable securities law, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Note for its own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Note were sold at public sales, and that the Trustee has no obligation to delay sale of any such Pledged Note for the period of time necessary to permit such Pledged Note to be registered for public sale under the Securities Act of 1933, as amended.
     (c) The Trustee acknowledges that, unless otherwise consented to by the Buyer, the Pledged Note may only be transferred to an Eligible Assignee (as defined in the Pledged Note).

7. Waivers, Remedies Cumulative, etc.

     (a) The Company hereby waives presentment, demand, notice, protest and, except as is otherwise explicitly provided herein, all other demands and notices in connection with this Agreement or the enforcement of any of the rights and remedies of the Trustee or the other Secured Parties hereunder or in connection with any Secured Obligations or any Collateral, consents to and waives notice of the granting of renewals, extensions of time for payment or other indulgences to the Company or any other Person, or substitution, release or surrender of any Collateral, the addition or release of Persons primarily or secondarily liable on any Secured Obligation, the acceptance of partial payments on any Secured Obligation and/or the settlement or compromise thereof. To the extent permitted by law, the Company also hereby waives any rights and/or defenses the Company may have under any anti-deficiency laws or other laws limiting, qualifying or discharging the Secured Obligations and/or any of the remedies of the Secured Parties against the Company. The Company further waives, to the extent permitted by law: (i) any right it may have under any applicable law (including the constitution of any jurisdiction in which any of the Collateral may be located and the Constitution of the United States of America) to notice (other than any requirement of notice explicitly provided herein) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement or the Indenture and any right to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing; (ii) any right to damages occasioned by any lawful exercise by Trustee or any of the other Secured Parties of any right or remedy hereunder or referred to herein; (iii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Parties' rights hereunder; and (iv) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Trustee and the other Secured Parties shall not be required to marshall any Collateral (or any part thereof) in any particular order. To the extent permitted by law, the Company hereby agrees it will not invoke any right it may have under any law to require the marshalling of Collateral or any other right under any law which might cause delay in or impede the enforcement of the rights of the Trustee or any of the other Secured Parties under this Agreement or the Indenture, and the Company hereby irrevocably waives the benefits of all such laws. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company therein and thereto, and shall be a perpetual bar both at law and in equity against the Company and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Company.
     (b) Except for the Permitted Restrictions, the Company hereby represents and warrants to the Trustee and the other Secured Parties that there is no restriction imposed by any agreement, document or instrument which will in any way affect or impair the pledge of the Pledged Note hereunder or the exercise by Trustee or the other Secured Parties of any right granted hereunder, including, without limitation, the right of the Trustee on behalf of the Secured Parties to dispose of the Pledged Note in accordance with the terms hereof. The Company hereby agrees that it will take any further action which the Trustee or the other Secured Parties may reasonably request in order that the Trustee and the other Secured Parties may obtain and enjoy the full rights and benefits granted to the Trustee and the other Secured Parties by this Agreement free of any such restrictions.
     (c) To the extent permitted by law, the obligations of the Company under this Agreement shall remain in full force and effect without regard to, and shall not be impaired by (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company, or of any other Person; (ii) any exercise or nonexercise, or any waiver, by the Secured Parties, of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any of the Collateral or any other security therefor;
          (iii) any amendment to or modification of this Agreement, the Secured Notes or the Indenture; or (iv) the taking of additional security for or any guarantee of any of the Secured Obligations or the release or discharge or termination of any security or guarantee for any of the Secured Obligations; and whether or not the Company shall have notice or knowledge of any of the foregoing.

     (d) No remedy conferred herein or in the Indenture upon the Secured Parties is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Indenture or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the Company or any affiliate of the Company and the Trustee or any of the other Secured Parties and no delay in exercising any rights hereunder or under the Indenture shall operate as a waiver of any right of the Trustee or any of the other Secured Parties. No waiver by the Trustee or any of the other Secured Parties of any default shall be effective unless made in writing and otherwise in accordance with the terms of the Indenture and no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

     (e) The Company's waivers set forth in this Agreement (including, without limitation, those set forth in this section 7) have been made voluntarily, intelligently and knowingly and after the Company has been apprised and counseled by its attorneys as to the nature thereof and its possible alternative rights.

     (f) No failure on the part of the Trustee to exercise, and no delay on the part of the Trustee in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Each right, power and remedy herein specifically granted to the Trustee or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise (including, without limitation, all rights, powers and remedies granted to a secured party under the New York Uniform Commercial Code); and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time as often and in such order as may be deemed expedient by the Trustee in its sole and complete discretion.

     (g) Without in any way limiting the obligations of the Company, or the rights of the Trustee to require the prompt payment in full of the Pledged Note in accordance with the terms of such Pledged Note (and without resorting to this Agreement), the Company agrees that if the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Pledged Note, the Company shall remain liable for any deficiency.

     (h) The Trustee shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale. The Company hereby waives, to the extent permitted by applicable law, any claims against the Trustee arising by reason of the fact that the price at which the Collateral, or any part thereof, may have been sold at such a private sale was less than the price which might have been obtained at a public sale, or was less than the aggregate amount of the Pledged Note. 8. Termination. This Agreement and the pledge and liens on the Collateral created hereby shall terminate upon the earlier to occur of
          (i) the date when all of the Secured Obligations have been paid and finally discharged in full in cash and (ii) the consummation of a sale(s) or disposition(s) of the Pledged Note in accordance with
          Section 3(a) of this Agreement and application of the proceeds of such sale(s) and disposition(s) in accordance with Section 3(i); provided however, that in no event shall this Agreement terminate prior to the full satisfaction of all costs and expenses of the Trustee. Upon termination as aforesaid, the Trustee shall execute and deliver such releases and discharges as the Company may reasonably request. 9. Reinstatement. Notwithstanding the provisions of section 8 to the contrary and notwithstanding anything else to the contrary contained herein, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any of the Secured Parties in respect of the Collateral or the Secured Obligations is rescinded, or must otherwise be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the issuer of the Pledged Note, any guarantor thereof, the Company or any of its affiliates or any guarantor of all or any part of the Secured Obligations, or upon the appointment of any intervenor, receiver or conservator of, or trustee or similar official for, the issuer of the Pledged Note, any guarantor thereof, the Company or any such affiliate or guarantor, or any substantial part of their respective properties or assets, or otherwise, all as though such payment had not been made.

     10. Consents, Approvals, etc. Upon the exercise by the Secured Parties of any power, right, privilege or remedy pursuant to this Agreement or any of the other Operative Documents which requires any consent, approval, registration, qualification or authorization of, or declaration or filing with, or other action by, any other Person, including, without limitation, any governmental authority or instrumentality, the Company will execute and deliver, or will cause the execution and delivery of, all such agreements, documents, applications, certificates, instruments and other documents and papers and will take, or will cause to be taken, such other action that may be required to obtain such consent, approval, registration, qualification or authorization of or other action by such other Person and/or that may be reasonably requested by the Secured Parties in connection therewith.

11. Amendments. All amendments of this Agreement and all waivers of compliance herewith shall be in writing and shall only be effected with the written consent of the Trustee and the Majority Noteholders in accordance with Article Nine and
Section 2.10 of the Indenture.

12. Communications. All communications provided for herein shall be personally delivered, or sent by recognized overnight delivery service, or via facsimile, to the respective addresses or facsimile numbers for the Company and the Trustee specified in the Indenture, and, if to the Majority Noteholders, to the address or facsimile number specified below their names on the signature page hereto. Notices and other communications shall be effective upon receipt.

13. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Secured Parties and the Company, successors to the Company and the successors and assigns of the Secured Parties, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any of the Secured Notes who, upon acceptance of any such Secured Notes, shall, without further action, be entitled to enforce the provisions and enjoy the benefits hereof and thereof, whether or not an express assignment to such holder of rights hereunder and thereunder has been made.

14. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The Company, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the State of New York and consents to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Company further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served in accordance with section 12 or as otherwise provided under the laws of the State of New York. Notwithstanding the foregoing, the Company agrees that nothing contained in this Section 14 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than the State of New York.

15. Miscellaneous. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement (together with the Indenture and the Secured Notes) embodies the entire agreement and understanding between the Secured Parties and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first above written.

                  W.R. CARPENTER NORTH AMERICA, INC.


                 By:    /s/ Graham R. Croot
                 Title: Chief Financial Officer


                 U.S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee


                 By:    Sandee Parks
                 Title: Vice President

                                Exhibit 3(b)

                             Places of Business
                                  Names

                                   none




--------
         " The CUSIP number appearing herein has been included solely for the convenience of the holders of the Notes. U.S. Trust Company, National Association assumes no responsibility for the selection or use of such CUSIP number and makes no representation as to the correctness of the CUSIP number listed above or printed on the Notes.